                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 1998 to August 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 9/01/98

                                                                                    Total $       Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
CLASS A CERTIFICATES
--------------------

(1a) Amount available( including Monthly Servicing Fee)                           6,907,605.92
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                              6,907,605.92
                                                                                --------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.575%)                                          5.575%
                                                                                --------------
          b. Class A-1 Interest                                                           0.00     0.00000000
                                                                                --------------   ------------
          c. Class A-2 Remittance Rate (5.85%)                                            5.85%
                                                                                --------------
          d. Class A-2 Interest                                                     500,402.98     4.83481140
                                                                                --------------   ------------
          e. Class A-3 Remittance Rate (5.95%)                                            5.95%
                                                                                --------------
          f. Class A-3 Interest                                                      96,687.50     4.95833333
                                                                                --------------   ------------
          g. Class A-4 Remittance Rate (6.04%, unless
             the Weighted Average Contract Rate is
             less than 6.04%)                                                             6.04%
                                                                                --------------
          h. Class A-4 Interest                                                     279,350.00     5.03333333
                                                                                --------------   ------------
          i. Class A-5 Remittance Rate (6.83%, unless
             the Weighted Average Contract Rate is
             less than 6.68%)                                                             6.68%
                                                                                --------------
          j. Class A-5 Interest                                                     762,633.33     5.56666664
                                                                                --------------   ------------
          k. Class A-6 Remittance Rate 7.30%, (unless
             the Weighted Average Contract Rate is
             less than 6.33%)                                                             6.33%
                                                                                --------------
          l. Class A-6 Interest                                                     237,375.00     5.27500000
                                                                                --------------   ------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                            0.00              0
                                                                                --------------   ------------
     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                            0.00              0
                                                                                --------------   ------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                   3,560,177.51            N/A
                                                                                --------------   ------------
          a. Scheduled Principal                                                    648,338.88            N/A
                                                                                --------------   ------------
          b. Principal Prepayments                                                2,376,880.58            N/A
                                                                                --------------   ------------
          c. Liquidated Contracts                                                   154,037.47            N/A
                                                                                --------------   ------------
          d. Repurchases                                                                  0.00            N/A
                                                                                --------------   ------------
          e. Current Month Advanced Principal                                     1,296,264.26            N/A
                                                                                --------------   ------------
          f. Prior Month Advanced Principal                                        (915,343.68)           N/A
                                                                                --------------   ------------
     (6)  Pool Scheduled Principal Balance                                      424,882,852.83
                                                                                --------------
     (6b) Adjusted Pool Principal Balance                                       423,586,588.57   941.30353016
                                                                                --------------   ------------
     (6c) Pool Factor                                                               0.94130353
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 2

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 9/01/98


     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

     (8)  Class A Percentage for such Remittance Date                                    92.10%
                                                                                --------------

     (9)  Class A Percentage for the following  Remittance Date                          92.03%
                                                                                --------------

     (10) Class A  Principal Distribution:
          a. Class A-1                                                                    0.00     0.00000000
                                                                                --------------   ------------
          b. Class A-2                                                            3,560,177.51    34.39785034
                                                                                --------------   ------------
          c. Class A-3                                                                    0.00     0.00000000
                                                                                --------------   ------------
          d. Class A-4                                                                    0.00     0.00000000
                                                                                --------------   ------------
          e. Class A-5                                                                    0.00     0.00000000
                                                                                --------------   ------------
          g. Class A-6                                                                    0.00     0.00000000
                                                                                --------------   ------------

     (11) Class A-1 Principal Balance                                                     0.00     0.00000000
                                                                                --------------   ------------
     (11a)Class A-1 Pool Factor                                                     0.00000000
                                                                                --------------
     (12) Class A-2 Principal Balance                                            99,086,588.57    957.3583437
                                                                                --------------   ------------
     (12a)Class A-2 Pool Factor                                                     0.95735834
                                                                                --------------
     (13) Class A-3 Principal Balance                                            19,500,000.00   1000.0000000
                                                                                --------------   ------------
     (13a)Class A-3 Pool Factor                                                     1.00000000
                                                                                --------------
     (14) Class A-4 Principal Balance                                            55,500,000.00   1000.0000000
                                                                                --------------   ------------
     (14a)Class A-4 Pool Factor                                                     1.00000000
                                                                                --------------
     (15) Class A-5 Principal Balance                                           137,000,000.00   1000.0000000
                                                                                --------------   ------------
     (15a)Class A-5 Pool Factor                                                     1.00000000
                                                                                --------------
     (16) Class A-6 Principal Balance                                            45,000,000.00   1000.0000000
                                                                                --------------   ------------
     (16a)Class A-6 Pool Factor                                                     1.00000000
                                                                                --------------
     (17) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                       0.00
                                                                                --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                                                              3,151,877.29             94
                                                                                --------------   ------------

     (19) 60 days or more                                                         4,046,048.84            105
                                                                                --------------   ------------

     (20) Current Month Repossessions                                               454,996.29             16
                                                                                --------------   ------------

     (21) Repossession Inventory                                                  1,109,833.75             39
                                                                                --------------   ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 3

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 9/01/98



Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in March 2002.)

     (22) Average Sixty - Day Delinquency Ratio Test

          (a) Sixty - Day Delinquency Ratio for current Remittance Date                   1.21%
                                                                                --------------

          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 3.5%)                                                         0.9%
                                                                                --------------

     (23) Average Thirty - Day Delinquency Ratio  Test

          (a) Thirty - Day Delinquency Ratio for current Remittance Date                  1.96%
                                                                                --------------

          (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.5%)                                                        0.75%
                                                                                --------------

     (24) Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance;
              may not exceed 5.5% from March 1, 2002 to February 28, 2003,
              6.5% from March 1, 2003 to February 28, 2004; 8.5%  from
              March 1, 2004 to February 28, 2005 and 9.5% thereafter)                     0.02%
                                                                                --------------
     (25) Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date                    41,881.07
                                                                                --------------

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
              preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                                       0.07%
                                                                                --------------

     (26) Class M-1 Principal Balance Test

          (a) The sum of Class M-1 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 22.5%                                      15.80%
                                                                                --------------

     (27)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $9,000,000.00                                                               0.00
                                                                                --------------

          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 11.25%.         7.90%
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 4

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 9/01/98

                                                                                    Total $       Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
CLASS M-1 CERTIFICATES
----------------------
     (28) Amount available( including Monthly Servicing Fee)                      1,470,979.60
                                                                                --------------
A.   Interest
     (29)  Aggregate interest

          (a) Class M-1 Remittance Rate 6.77%, unless the
              Weighted Average Contract Rate is less than 6.77%)                          6.77%
                                                                                --------------
          (b) Class M-1 Interest                                                    190,406.25     5.64166667
                                                                                --------------   ------------

          (c) Interest on Class M-1 Adjusted Principal Balance                            0.00
                                                                                --------------

     (30) Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                --------------

     (31) Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                --------------

     (32) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                          0.00              0
                                                                                --------------   ------------

     (33) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                          0.00              0
                                                                                --------------   ------------

B.   Principal
     (34) Formula Principal Distribution  Amount                                          0.00            N/A
                                                                                --------------   ------------
          a. Scheduled Principal                                                          0.00            N/A
                                                                                --------------   ------------
          b. Principal Prepayments                                                        0.00            N/A
                                                                                --------------   ------------
          c. Liquidated Contracts                                                         0.00            N/A
                                                                                --------------   ------------
          d. Repurchases                                                                  0.00            N/A
                                                                                --------------   ------------

     (35) Class M-1 Principal Balance                                            33,750,000.00  1000.00000000
                                                                                --------------   ------------
     (35a)Class M-1 Pool Factor                                                     1.00000000
                                                                                --------------

     (36) Class M-1 Percentage for such Remittance Date                                   0.00%
                                                                                --------------

     (37) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                          0.00     0.00000000
                                                                                --------------   ------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                     0.00
                                                                                --------------

     (38) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                      0.00
                                                                                --------------

     (39) Class M-1 Percentage for the following Remittance Date                          0.00%
                                                                                --------------

     (40) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                                           0.00
                                                                                --------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                            0.00
                                                                                --------------
          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                             0.00
                                                                                --------------
          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                     0.00
                                                                                --------------

          (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                       0.00
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 9/01/98

CLASS BI CERTIFICATES
---------------------

                                                                                    Total $       Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
     (1)  Amount  Available less the Class A
          Distribution Amount  and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                1,280,573.35
                                                                                --------------

     (2)  Class B-1 Adjusted Principal Balance                                            0.00
                                                                                --------------

     (3)  Class B-1 Remittance Rate  (6.92%
          unless Weighted Average Contract Rate
          is below 6.92%)                                                                 6.92%
                                                                                --------------

     (4)  Interest on Class B-1 Adjusted Principal Balance                                0.00
                                                                                --------------

     (3)  Aggregate Class B1 Interest                                               103,800.00     5.76666667
                                                                                --------------   ------------

     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                     0.00           0.00
                                                                                --------------   ------------

     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                              0.00           0.00
                                                                                --------------   ------------

     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                      0.00
                                                                                --------------

     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                      0.00
                                                                                --------------

     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

     (8a) Class B Percentage for such Remittance Date                                     0.00
                                                                                --------------
     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                            0.00     0.00000000
                                                                                --------------   ------------

     (10a)Class B1 Principal Shortfall                                                    0.00
                                                                                --------------

     (10b)Unpaid Class B1 Principal Shortfall                                             0.00
                                                                                --------------

     (11) Class B Principal Balance                                              33,750,000.00
                                                                                --------------

     (12) Class B1 Principal Balance                                             18,000,000.00
                                                                                --------------

     (12a)Class B1 Pool Factor                                                      1.00000000
                                                                                --------------

     (13) Class B-1 Liquidation Loss Interest
          (a) Class B-1 Liquidation Loss Amount                                           0.00
                                                                                --------------
          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                --------------
          (c) Remaining Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                --------------
          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
              Shortfall                                                                   0.00
                                                                                --------------
          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 9/01/98

                                                                                    Total $       Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
CLASS B2 CERTIFICATES
---------------------

     (14) Remaining Amount Available                                              1,176,773.35
                                                                                --------------

     (15) Class B-2 Remittance Rate ( 8.11%
          unless Weighted Average Contract
          Rate is less than 8.11%)                                                        8.11%
                                                                                --------------

     (16) Aggregate Class B2 Interest                                               106,443.75     6.75833333
                                                                                --------------   ------------

     (17) Amount applied to Unpaid
          Class B2 Interest Shortfall                                                     0.00           0.00
                                                                                --------------   ------------

     (18) Remaining Unpaid Class B2
          Interest Shortfall                                                              0.00           0.00
                                                                                --------------   ------------

     (19) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

     (20) Class B2 Principal Liquidation Loss Amount                                      0.00
                                                                                --------------

     (21) Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                       0.00     0.00000000
                                                                                --------------   ------------

     (22) Guarantee Payment                                                               0.00
                                                                                --------------

     (23) Class B2 Principal Balance                                             15,750,000.00
                                                                                --------------
     (23a)Class B2 Pool Factor                                                      1.00000000
                                                                                --------------

     (24) Monthly Servicing Fee (deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer;
          deducted from funds remaining after payment of Class A
          Distribution Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                          178,359.21
                                                                                --------------

     (25) Class B-3I Guarantee Fee                                                  891,970.39
                                                                                --------------

     (26) Class B-3I Distribution Amount                                                  0.00
                                                                                --------------

     (27) Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                      0.00
                                                                                --------------

     (28) Class B-3I Distribution Amount (remaining Amount Available)                     0.00
                                                                                --------------

     (29) Class B-3I Shortfall (26-27)                                                    0.00
                                                                                --------------

     (30) Unpaid Class B-3I Shortfall                                                     0.00
                                                                                --------------

     (31) Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                --------------

     (32) Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                --------------

     (33) Repossessed Contracts                                                     454,996.29
                                                                                --------------

     (34) Repossessed Contracts Remaining in Inventory                            1,109,833.75
                                                                                --------------

     (35) Weighted Average Contract Rate                                               9.69637
                                                                                --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.